                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, ROBERT I. LIPP of Scarsdale, New York, Chairman and Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amend-ments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1995.



                                                 /s/Robert I. Lipp
                                                 Chairman and Director
                                                 The Travelers Insurance Company

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD for Variable Annuities, a separate account of the Company dedicated specifi cally to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of November, 1995.



                                                 /s/Michael A. Carpenter
                                                 Director, President and
                                                 Chief Executive Officer
                                                 The Travelers Insurance Company

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, CHARLES O. PRINCE III of Weston, Connecticut, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of November, 1995.



                                                 /s/ Charles O. Prince, III
                                                 Director
                                                 The Travelers Insurance Company

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, MARC P. WEILL of New York, New York, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1995.



                                                 /s/Marc P. Weill
                                                 Director
                                                 The Travelers Insurance Company

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, IRWIN R. ETTINGER of Stamford, Connecticut, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November, 1995.



                                                 /s/Irwin R. Ettinger
                                                 Director
                                                 The Travelers Insurance Company

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, DONALD T. DeCARLO of Douglaston, New York, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1995.



                                                 /s/Donald T. DeCarlo
                                                 Director
                                                 The Travelers Insurance Company

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, CHRISTINE B. MEAD of Avon, Connecticut, Vice President and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November, 1995.



                                                /s/Christine B. Mead
                                                Vice President and Controller
                                                The Travelers Insurance Company